ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
(the “Trust”)

AZL ® DFA U.S. Small Cap Fund
(the “Fund”)

Supplement dated April 1, 2024
to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”)
dated May 1, 2023, each as supplemented

This supplement updates certain information contained in the summary prospectus, prospectus and SAI and should be attached to the summary prospectus, prospectus and SAI and retained for future reference.

The Board of Trustees (the “Board”) of the Trust has approved a Plan of Liquidation and Dissolution (the “Plan”) for the Fund, which authorizes the termination, liquidation and dissolution of the Fund on or about April 17, 2024 (the “Liquidation Date”). The liquidation may be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the Fund to be necessary or appropriate.

In preparation for liquidation, the Fund will cease its regular business and its portfolio investments will be transitioned prior to the planned Liquidation Date to one that consists of all or substantially all cash or cash equivalents. As a result, the Fund will deviate from its stated investment strategies and will no longer pursue its investment objective. On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to each remaining shareholder of the Fund equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved. If necessary, the Fund will declare and pay one or more dividends to distribute to each of its shareholders all of the Fund’s remaining investment company taxable income, if any, and all of the Fund’s net capital gain, if any (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax. Alternatively, the Fund may, if eligible, treat some or all of such amounts distributed to each of its shareholders as being paid out as dividends as part of the liquidating distributions. Please consult your tax advisor about the potential tax consequences.

AZL-004-0523